Capital risk management	12 Months Ended
Oct. 31, 2019
Disclosure of credit risk exposure [abstract]
Capital risk management [Text Block]

21. Capital risk management

The Company's objectives when managing capital are to (i) maintain its ability to continue as a going concern in order to provide returns for shareholders and benefits for other stakeholders, (ii) ensure it has sufficient cash resources to further develop and market its technologies and (iii) maintain its ongoing operations. The Company defines its capital as its net assets (total assets less total liabilities). In order to secure the additional capital necessary to pursue these objectives, the Company may attempt to raise additional funds through the issuance of equity or convertible debentures or by securing strategic partners. The Company is not subject to externally imposed capital requirements and there has been no change with respect to the overall capital risk management strategy during the year ended October 31, 2019.